Virtus Growth Opportunities Fund,

a series of Virtus Equity Trust

Supplement dated June 17, 2009, to the Virtus Equity Funds Prospectus dated June 6, 2008, and to the Statement of Additional Information

dated June 6, 2008, each as supplemented and revised

IMPORTANT NOTICE TO INVESTORS

On June 3, 2009, the Board of Trustees of the Virtus Equity Trust voted to liquidate the Virtus Growth Opportunities Fund. Based on the recommendation of management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Fund. Effective July 1, 2009, the Virtus Growth Opportunities Fund will be closed to new investors and additional investor deposits.

On or about July 16, 2009, the Fund will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Virtus Growth Opportunities Fund for shares of the same class of any other Virtus Mutual Fund. Virtus Mutual Funds include those mutual funds advised or subadvised by the Adviser or its advisory affiliates and distributed by the Distributor, provided such other mutual funds extend reciprocal privileges to shareholders of the Virtus Mutual Funds. Shareholders may also redeem their shares at any time prior to the Fund’s liquidation on July 16, 2009. There will be no fee or sales charges associated with exchange requests and, effective immediately, deferred sales charges will be waived on redemptions of Class C Shares.

Any investment not exchanged or redeemed by the close of business on July 16, 2009 will be liquidated and the proceeds mailed to shareholders, except State Street Bank & Trust custodial accounts, which will be exchanged for Class A shares of the Virtus Insight Money Market Fund. Shareholders with State Street Bank & Trust custodial accounts should consult the prospectus for the Virtus Insight Money Market Fund for information about that fund.

Because the exchange or redemption of your shares could be a taxable event, we suggest you consult with your tax advisor prior to the Fund’s liquidation.

Investors should retain this supplement with the Prospectus and

Statement of Additional Information for future reference.

VET 8019/Closing GrowthOpps (6/09)

Virtus Value Opportunities Fund,

a series of Virtus Equity Trust

Supplement dated June 17, 2009 to the Virtus Equity Funds Prospectus dated June 6, 2008, as supplemented and revised

IMPORTANT NOTICE TO INVESTORS OF VIRTUS VALUE OPPORTUNITIES FUND

On June 3, 2009, the Board of Trustees for the Fund approved, and recommended approval by shareholders at a Special Meeting of Shareholders to be held on August 31, 2009, the following proposal:

Approve a Subadvisory Agreement between the Fund’s investment adviser, Virtus Investment Advisers, Inc. (“VIA”) and Kayne Anderson Rudnick Investment Management, LLC (“Subadviser” or “Kayne”), thereby replacing the Fund’s current subadviser.

As Subadviser, Kayne will be responsible for the day-to-day management of the Fund’s portfolio.

The Fund will pay no fee directly to Kayne as the Subadviser. Under the Subadvisory Agreement, the fee to be paid to the Subadviser is 50% of the gross investment management fee. If approved, the Subadvisory Agreement would have an initial term through December 31, 2010. The Subadvisory Agreement would continue thereafter on a year-to-year basis with the approval of the Fund’s Trustees, including a majority of the Disinterested Trustees.

Information about Kayne

Kayne, an affiliate of VIA, is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Kayne acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of March 31, 2009, Kayne had approximately $2.9 billion in assets under management.

For more information on this proposal, please refer to the Fund’s Proxy Statement to be filed by Virtus Equity Trust with the Securities and Exchange Commission (“SEC”) on or about June 29, 2009 by visiting the SEC’s Web site at www.sec.gov.

Investors should retain this supplement with the Prospectus for future reference.

VET 8019/ValueOpps SA (6/09)